UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21920
                                                     ---------

                        Oppenheimer Transition 2010 Fund
                        --------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOuth Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: February 28
                                               -----------

                      Date of reporting period: 02/29/2008
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.

   FEBRUARY 29, 2008

--------------------------------------------------------------------------------

      Oppenheimer                                                 Management
      Transition 2010                                            Commentaries
      Fund                                                           and
                                                                 Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                         [OPPENHEIMERFUNDS LOGO]

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

ASSET CLASS ALLOCATION

[PIE CHART]

U.S.Equity Funds                            51.6%
Fixed Income Funds                          25.2
Global Equity Fund                          13.0
Alternative Investment Fund                  6.6
Money Market Fund                            3.6

Portfolio holdings and allocations are subject to change. Percentages are as of February 29, 2008, and are based on the total market value of investments in affiliated companies.

                      6 | OPPENHEIMER TRANSITION 2010 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED FEBRUARY 29, 2008, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. In an especially volatile period for the financial markets, Oppenheimer Transition 2010 Fund's Class A shares (without sales charge) returned -1.77% for the past twelve months ended February 29, 2008 and outperformed its equity benchmark, the S&P 500 Index, which returned -3.60% during the same time span.

      The equity and fixed income markets were quite volatile during the reporting period. As mentioned above, the U.S. equity market, as represented by the S&P 500 Index, returned -3.60%. The strongest-performing group in the S&P 500 Index was the energy sector, which benefited in part from continued-high oil prices. International equities, as represented by the MSCI World Index ex-U.S., did much better than the U.S. equity market, and gained 2.70% during the same time frame, with the materials sector performing particularly well. The U.S. fixed-income market, as measured by the Lehman Brothers Aggregate Bond Index, also performed much better than U.S. equities for the reporting period, with a return of 7.30%.

      The big story of the period was the summer's credit crunch. It began with sub-prime mortgages -- high-interest loans made to homebuyers with very weak credit. As mortgage defaults and delinquencies rose, the housing market deteriorated, leading lenders to dramatically tighten their lending requirements. As credit became more difficult to come by, a number of financial institutions experienced significant losses. The troubles soon spread to other areas of the financial markets. Equities around the world fell sharply in July and in the first half of August, before rebounding in the second half of August. The rally was short-lived, however, as the U.S. equity market continued to fall amidst recession fears, high oil prices and continuing credit difficulties. The financial sector was among the hardest hit, as investors worried that new credit problems could surface and weigh even further on companies' earnings.

      Bonds were hardly immune from the market turmoil. Corporate bonds and other debt perceived as riskier saw their credit spreads -- the amount of additional income an investor receives in exchange for taking on credit risk -- widen from historically narrow levels. The riskier the bond, the more likely it was to underperform during the period's final months. In a "flight to quality," investors flocked to higher-quality segments of the bond market. U.S. Treasury bond yields, which had been rising earlier in the period, fell sharply beginning in June, while the bonds' prices rose accordingly (bond prices and yields move in opposite directions). Against this backdrop, the Federal Reserve Bank (the "Fed") moved aggressively to stop the spreading credit crunch from sinking the economy by cutting its

                      7 | OPPENHEIMER TRANSITION 2010 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

target for the federal funds rate over its last several meetings. As of the reporting period's end on February 29, 2008, the most recent change the Federal Open Market Committee (FOMC) had made to the fed funds rate was a 50 basis point cut from 3.5% to 3.0% on January 30, 2008. This followed the unusually large 75 basis point cut made during a special January 22, 2008 meeting in response to the stock market turmoil and recession worries. Subsequently, the Fed cut the fed funds rate again on March 18, 2008 to 2.25%, after cutting the federal discount rate a quarter point a few days prior in an unusual weekend session.

      The Fund's relative outperformance as compared to the S&P 500 Index can be attributed to the stellar performance in the commodities asset class, which resumed its bull run in 2007 and continued into 2008. The basic underpinnings of the reporting period's commodities returns included rising production costs, strong demand from developing economies, currency debasement, and investment capital flows. Our approximate 7% allocation to Oppenheimer Commodity Strategy Total Return Fund's Class Y shares was by far the best performing underlying fund, with a return of 41.27%. Also contributing to performance was Oppenheimer Capital Appreciation Fund. Here the Class Y shares returned 0.48% as compared to the Russell 1000 Growth Index's return of 0.40%. A smaller holding for the Fund, Oppenheimer U.S. Government Trust's Class Y shares returned 6.24% for the reporting period, although this return was below its respective benchmark. Similarly, our primary fixed income fund, Oppenheimer Core Bond Fund's Class Y shares, which returned 0.58%, contributed positively to overall Fund performance, but underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which gained 7.30%.

      Unfortunately, both one fixed income fund and our exposure in certain domestic equity funds hurt the Fund's performance. Oppenheimer Champion Income Fund's Class Y shares also fared poorly with a return of -10.34%, although Oppenheimer Champion Income Fund accounted for less than 2% of the Fund's portfolio. While the performance in the fixed income sector falls short of our expectations, we are encouraged by the fact that the bulk of the underlying funds' difficulties occurred over a relatively short, concentrated time frame at year-end and in the first two months of the year. We view this recent period of difficulty for the fixed income funds as short term.

      Oppenheimer Value Fund's Class Y shares and Oppenheimer MidCap Fund's Class Y also both detracted from Fund performance. While Oppenheimer Value Fund performed well relative to its benchmark, its absolute return was -5.13%. The other relative underperformer on the stock side of the portfolio was our approximately 7.5% allocation to Oppenheimer MidCap Fund, which lagged largely on disappointing security selection.

                      8 | OPPENHEIMER TRANSITION 2010 FUND

      We made no material changes to the underlying funds in Oppenheimer Transition 2010 Fund. Despite significant market volatility during the period, all of our portfolio allocations remained close to our target allocations as of the end of February. These targets include 70% of the portfolio in Oppenheimer equity funds -- 56% in U.S. equity funds and 14% invested internationally (via Oppenheimer Global Fund) -- and 25% allocated to Oppenheimer fixed-income funds, primarily Oppenheimer Core Bond Fund. The remaining 5% is targeted toward Oppenheimer Commodity Strategy Total Return Fund, which invests in commodity-oriented securities and provides an additional level of diversification that we believe is extremely valuable for shareholders.

      We plan to make modest changes in the coming months to bring the Fund further along its "glide path." These changes will most likely entail reducing the Fund's equity allocation and modestly increasing its fixed-income weighting. As we near and eventually move past the Fund's 2010 target date, the portfolio is designed to become gradually more conservative while still maintaining a healthy exposure to equities to continue to generate sufficient capital appreciation for today's ever-longer retirements.

      We do not plan any additional changes to the portfolio in the coming months, although we'll continue to monitor it to ensure that Oppenheimer Transition 2010 Fund's allocations remain sufficiently close to our targets. We will, of course, not hesitate to step in if the portfolio begins to diverge too greatly from those targets. However, as we mentioned, the portfolio's actual allocations at period end were very close to our intended levels, and we do not expect that rebalancing will be necessary for the foreseeable future.

      As we saw during the period, the market can fluctuate greatly over the short term. We believe that the broad diversification offered by Oppenheimer Transition 2010 Fund and the other Oppenheimer LifeCycle Funds is an important tool to help investors manage market volatility and get closer to their long-term retirement goals.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until February 29, 2008. Performance is measured from the inception of Classes A, B, C, N and Y on December 15, 2006. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index of equity securities. The Lehman Brothers Aggregate Bond Index is an unmanaged index of U.S. corporate, government and mortgage-backed securities. Index

                      9 | OPPENHEIMER TRANSITION 2010 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                      10 | OPPENHEIMER TRANSITION 2010 FUND

    CLASS A SHARES
    COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Transition 2010 Fund (Class A)
S&P 500 Index
Lehman Brothers Aggregate Bond Index

[LINE GRAPH]

              OPPENHEIMER TRANSITION          S & P 500          LEHMAN BROTHERS
                     2010 FUND            MONTHLY REINVESTED   AGGREGATE BOND INDEX
----------------------------------------------------------------------------------
12/15/2006             9,425                    10,000                10,000
02/28/2007             9,510                    10,093                10,091
05/31/2007            10,198                    11,029                10,069
08/31/2007            10,000                    10,667                10,247
11/30/2007            10,085                    10,772                10,605
02/29/2008             9,341                     9,729                10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 2/29/08

1 Year             Since Inception (12/15/06)
-7.42%                -5.49%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 4% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.

                      11 | OPPENHEIMER TRANSITION 2010 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

    CLASS B SHARES
    COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Transition 2010 Fund (Class B)
S&P 500 Index
Lehman Brothers Aggregate Bond Index

[LINE GRAPH]

                OPPENHEIMER TRANSITION           S & P 500               LEHMAN BROTHERS
                 2010 FUND (CLASS B)         MONTHLY REINVESTED       AGGREGATE BOND INDEX
------------------------------------------------------------------------------------------
12/15/2006             10,000                      10,000                     10,000
02/28/2007             10,080                      10,093                     10,091
05/31/2007             10,790                      11,029                     10,069
08/31/2007             10,550                      10,667                     10,247
11/30/2007             10,620                      10,772                     10,605
02/29/2008              9,436                       9,729                     10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 2/29/08

1 Year                  Since Inception (12/15/06)
-7.34%                     -4.70%


                      12 | OPPENHEIMER TRANSITION 2010 FUND

   CLASS C SHARES
   COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Transition 2010 Fund (Class C)
S&P 500 Index
Lehman Brothers Aggregate Bond Index

[LINE GRAPH]

              OPPENHEIMER TRANSITION           S & P 500            LEHMAN BROTHERS
                2010 FUND (CLASS C)       MONTHLY REINVESTED     AGGREGATE BOND INDEX
-------------------------------------------------------------------------------------
12/15/2006           10,000                     10,000                 10,000
02/28/2007           10,080                     10,093                 10,091
05/31/2007           10,790                     11,029                 10,069
08/31/2007           10,550                     10,667                 10,247
11/30/2007           10,620                     10,772                 10,605
02/29/2008            9,817                      9,729                 10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 2/29/08

1 Year                   Since Inception (12/15/06)
-3.56%                       -1.52%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 4% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.

                      13 | OPPENHEIMER TRANSITION 2010 FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

   CLASS N SHARES
   COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Transition 2010 Fund (Class N)
S&P 500 Index
Lehman Brothers Aggregate Bond Index

[LINE GRAPH]

              OPPENHEIMER TRANSITION           S & P 500             LEHMAN BROTHERS
              2010 FUND (CLASS N)          MONTHLY REINVESTED     AGGREGATE BOND INDEX
--------------------------------------------------------------------------------------
12/15/2006           10,000                      10,000                   10,000
02/28/2007           10,090                      10,093                   10,091
05/31/2007           10,800                      11,029                   10,069
08/31/2007           10,580                      10,667                   10,247
11/30/2007           10,670                      10,772                   10,605
02/29/2008            9,777                       9,729                   10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 2/29/08

1 Year                   Since Inception (12/15/06)
-3.10%                     -1.85%


                      14 | OPPENHEIMER TRANSITION 2010 FUND

   CLASS Y SHARES
   COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Transition 2010 Fund (Class Y)
S&P 500 Index
Lehman Brothers Aggregate Bond Index

[LINE GRAPH]

              OPPENHEIMER TRANSITION          S & P 500                LEHMAN BROTHERS
              2010 FUND (CLASS Y)         MONTHLY REINVESTED        AGGREGATE BOND INDEX
----------------------------------------------------------------------------------------
12/15/2006            10,000                    10,000                     10,000
02/28/2007            10,100                    10,093                     10,091
05/31/2007            10,830                    11,029                     10,069
08/31/2007            10,620                    10,667                     10,247
11/30/2007            10,720                    10,772                     10,605
02/29/2008             9,933                     9,729                     10,828

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 2/29/08

1 Year                   Since Inception (12/15/06)
-1.65%                     -0.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 4% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.

                      15 | OPPENHEIMER TRANSITION 2010 FUND

NOTES
--------------------------------------------------------------------------------

      Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

      INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

      The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

      CLASS A shares of the Fund were first publicly offered on 12/15/06. Class A returns include the current maximum initial sales charge of 5.75%.

      CLASS B shares of the Fund were first publicly offered on 12/15/06. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

      CLASS C shares of the Fund were first publicly offered on 12/15/06. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

      CLASS N shares of the Fund were first publicly offered on 12/15/06. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

      CLASS Y shares of the Fund were first publicly offered on 12/15/06. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

      An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                      16 | OPPENHEIMER TRANSITION 2010 FUND

FUND EXPENSES
--------------------------------------------------------------------------------

      FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs:
      (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2008.

      ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at

                      17 | OPPENHEIMER TRANSITION 2010 FUND

FUND EXPENSES Continued
--------------------------------------------------------------------------------

      less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                 BEGINNING                  ENDING                      EXPENSES
                                                 ACCOUNT                    ACCOUNT                     PAID DURING
                                                 VALUE                      VALUE                       6 MONTHS ENDED
ACTUAL                                           SEPTEMBER 1,2007           FEBRUARY 29,2008            FEBRUARY 29,2008
------------------------------------------------------------------------------------------------------------------------
Class A                                             $ 1,000.00                  $  934.20                    $  4.39
------------------------------------------------------------------------------------------------------------------------
Class B                                               1,000.00                     930.70                       8.00
------------------------------------------------------------------------------------------------------------------------
Class C                                               1,000.00                     930.50                       7.66
------------------------------------------------------------------------------------------------------------------------
Class N                                               1,000.00                     933.20                       5.69
------------------------------------------------------------------------------------------------------------------------
Class Y                                               1,000.00                     935.30                       3.33

HYPOTHETICAL
(5% return before expenses)
------------------------------------------------------------------------------------------------------------------------
Class A                                               1,000.00                   1,020.34                       4.58
------------------------------------------------------------------------------------------------------------------------
Class B                                               1,000.00                   1,016.61                       8.36
------------------------------------------------------------------------------------------------------------------------
Class C                                               1,000.00                   1,016.96                       8.00
------------------------------------------------------------------------------------------------------------------------
Class N                                               1,000.00                   1,019.00                       5.94
------------------------------------------------------------------------------------------------------------------------
Class Y                                               1,000.00                   1,021.43                       3.47

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2008 are as follows:

CLASS                     EXPENSE RATIOS
----------------------------------------
----------------------------------------
Class A                       0.91%
----------------------------------------
Class B                       1.66
----------------------------------------
Class C                       1.59
----------------------------------------
Class N                       1.18
----------------------------------------
Class Y                       0.69

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

                      18 | OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF INVESTMENTS February 29, 2008
--------------------------------------------------------------------------------

                                                                             SHARES             VALUE
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 103.0% 1
-------------------------------------------------------------------------------------------------------

ALTERNATIVE INVESTMENT FUND -- 6.7%
Oppenheimer Commodity Strategy Total Return Fund,Cl. Y                       70,650       $   585,690
-------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS -- 26.0%
Oppenheimer Champion Income Fund,Cl. Y                                       20,496           163,969
-------------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund,Cl. Y                                            193,178         1,895,073
-------------------------------------------------------------------------------------------------------
Oppenheimer U.S.Government Trust,Cl. Y                                       19,664           189,170
                                                                                           ------------
                                                                                            2,248,212
-------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND -- 13.4%
Oppenheimer Global Fund,Cl. Y                                                17,670         1,159,476
-------------------------------------------------------------------------------------------------------
MONEY MARKET FUND -- 3.7%
Oppenheimer Institutional Money Market Fund,Cl.E,3.99% 2                    317,900           317,900
-------------------------------------------------------------------------------------------------------
U.S.EQUITY FUNDS -- 53.2%
Oppenheimer Capital Appreciation Fund,Cl. Y                                  18,045           851,927
-------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Fund,Cl. Y                                           24,724           817,630
-------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Opportunity Fund,Cl. Y                               12,995           162,826
-------------------------------------------------------------------------------------------------------
Oppenheimer MidCap Fund,Cl. Y 3                                              35,259           653,351
-------------------------------------------------------------------------------------------------------
Oppenheimer Small- & Mid- Cap Value Fund,Cl. Y                               19,672           662,554
-------------------------------------------------------------------------------------------------------
Oppenheimer Value Fund,Cl. Y                                                 62,237         1,458,223
                                                                                           ------------
                                                                                            4,606,511

-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS,AT VALUE (COST $9,667,362)                                  103.0%        8,917,789
-------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                          (3.0)         (263,109)
                                                                             --------------------------
NET ASSETS                                                                    100.0%      $ 8,654,680
                                                                             ==========================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.

                      19 | OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Is or was an affiliate,as defined in the Investment Company Act of 1940,at or during the period ended February 29, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES                                      SHARES
                                                     FEBRUARY 28,         GROSS         GROSS    FEBRUARY 29,
                                                             2007     ADDITIONS    REDUCTIONS            2008
---------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                3,158        18,851         3,964          18,045
Oppenheimer Champion Income Fund, Cl. Y                     3,224        21,948         4,676          20,496
Oppenheimer Commodity Strategy Total Return
Fund, Cl. Y                                                11,604        71,982        12,936          70,650
Oppenheimer Core Bond Fund, Cl. Y                          31,388       204,966        43,176         193,178
Oppenheimer Global Fund, Cl. Y                              2,871        18,750         3,951          17,670
Oppenheimer Institutional Money Market Fund,
Cl. E                                                          --     5,237,231     4,919,331         317,900
Oppenheimer Main Street Fund, Cl. Y                         3,707        26,525         5,508          24,724
Oppenheimer Main Street Opportunity Fund, Cl. Y             2,020        13,904         2,929          12,995
Oppenheimer MidCap Fund, Cl. Y                              6,137        37,162         8,040          35,259
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y             3,237        20,835         4,400          19,672
Oppenheimer U.S. Government Trust, Cl. Y                    3,226        20,776         4,338          19,664
Oppenheimer Value Fund, Cl. Y                              10,276        66,099        14,138          62,237


                                                                                     DIVIDEND        REALIZED
                                                                          VALUE        INCOME            LOSS
---------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                        $   851,927    $       --      $   15,064
Oppenheimer Champion Income Fund, Cl. Y                                 163,969         7,928           3,470
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y                 585,690        54,764           1,114
Oppenheimer Core Bond Fund, Cl. Y                                     1,895,073        51,513           4,261
Oppenheimer Global Fund, Cl. Y                                        1,159,476        18,020          37,192
Oppenheimer Institutional Money Market Fund, Cl. E                      317,900         2,022              --
Oppenheimer Main Street Fund, Cl. Y                                     817,630        12,704          41,846
Oppenheimer Main Street Opportunity Fund, Cl. Y                         162,826         2,062           7,139
Oppenheimer MidCap Fund, Cl. Y                                          653,351            --          13,159
Oppenheimer Small- & Mid- Cap Value Fund, Cl. Y                         662,554            --          25,764
Oppenheimer U.S.Government Trust, Cl. Y                                 189,170         5,651              78
Oppenheimer Value Fund, Cl. Y                                         1,458,223        18,264          60,467
                                                                    -------------------------------------------
                                                                    $ 8,917,789    $  172,928      $  209,554
                                                                    ===========================================

2. Rate shown is the 7-day yield as of February 29, 2008.

3. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      20 | OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF ASSETS AND LIABILITIES February 29,2008
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------

Investments,at value -- affiliated companies (cost $9,667,362) -- see accompanying
statement of investments                                                               $ 8,917,789
----------------------------------------------------------------------------------------------------
Cash                                                                                        24,252
----------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                         101,877
Dividends                                                                                    9,720
Other                                                                                          845
                                                                                       -------------
Total assets                                                                             9,054,483

----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------

Payables and other liabilities:

Investments purchased                                                                      334,958
Shareholder communications                                                                  25,084
Legal,auditing and other professional fees                                                  18,349
Shares of beneficial interest redeemed                                                      17,281
Distribution and service plan fees                                                           2,457
Transfer and shareholder servicing agent fees                                                  746
Trustees' compensation                                                                          32
Other                                                                                          896
                                                                                       -------------
Total liabilities                                                                          399,803

----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 8,654,680
                                                                                       =============

----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------

Par value of shares of beneficial interest                                             $       902
----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               9,376,800
----------------------------------------------------------------------------------------------------
Accumulated net investment income                                                            4,142
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                22,409
----------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                (749,573)
                                                                                       -------------
NET ASSETS                                                                             $ 8,654,680
                                                                                       =============

                      21 | OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF ASSETS AND LIABILITIES Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,055,775 and 422,152 shares of beneficial interest outstanding)                      $      9.61
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                     $     10.20
---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $891,873
and 93,196 shares of beneficial interest outstanding)                                  $      9.57
---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,584,737
and 165,681 shares of beneficial interest outstanding)                                 $      9.56
---------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,073,728
and 215,758 shares of beneficial interest outstanding)                                 $      9.61
---------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $48,567 and 5,033 shares of beneficial interest outstanding)                 $      9.65

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      22 | OPPENHEIMER TRANSITION 2010 FUND

STATEMENT OF OPERATIONS For the Year Ended February 29,2008
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------

Dividends from affiliated companies                                             $ 172,928
-------------------------------------------------------------------------------------------
Interest                                                                              684
                                                                                -----------
Total investment income                                                           173,612

-------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------

Distribution and service plan fees:
Class A                                                                             4,917
Class B                                                                             3,535
Class C                                                                             7,069
Class N                                                                             5,412
-------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                             3,028
Class B                                                                               523
Class C                                                                             1,061
Class N                                                                               713
Class Y                                                                                57
-------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                            25,808
Class B                                                                             3,671
Class C                                                                             5,120
Class N                                                                             2,712
Class Y                                                                               250
-------------------------------------------------------------------------------------------
Legal,auditing and other professional fees                                         21,132
-------------------------------------------------------------------------------------------
Registration and filing fees                                                        1,912
-------------------------------------------------------------------------------------------
Insurance expenses                                                                    497
-------------------------------------------------------------------------------------------
Trustees' compensation                                                                 68
-------------------------------------------------------------------------------------------
Custodian fees and expenses                                                            28
-------------------------------------------------------------------------------------------
Other                                                                               4,627
                                                                                -----------
Total expenses                                                                     92,140
Less reduction to custodian expenses                                                  (20)
Less waivers and reimbursements of expenses                                       (31,246)
                                                                                -----------
Net expenses                                                                       60,874

-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             112,738

-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments -- affiliated companies                                              (209,554)
Distributions received from affiliated companies                                  367,288
                                                                                -----------
Net realized gain                                                                 157,734
-------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                             (756,889)

-------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $(486,417)
                                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      23 | OPPENHEIMER TRANSITION 2010 FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      YEAR ENDED     PERIOD ENDED
                                                                                                     FEBRUARY 29,     FEBRUARY 28,
                                                                                                            2008           2007 1
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                                                $   112,738      $     1,797
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                        157,734               --
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                                    (756,889)           7,316
                                                                                                     -------------------------------
Net increase (decrease) in net assets resulting from operations                                         (486,417)           9,113

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------

Dividends from net investment income:
Class A                                                                                                 (114,383)              --
Class B                                                                                                  (14,418)              --
Class C                                                                                                  (33,689)              --
Class N                                                                                                  (47,315)              --
Class Y                                                                                                   (1,392)              --
                                                                                                     -------------------------------
                                                                                                        (211,197)              --
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                                   (1,924)              --
Class B                                                                                                     (295)              --
Class C                                                                                                     (667)              --
Class N                                                                                                     (912)              --
Class Y                                                                                                      (25)              --
                                                                                                     -------------------------------
                                                                                                          (3,823)              --

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                                2,933,848        1,297,418
Class B                                                                                                  944,858           10,000
Class C                                                                                                1,590,164          133,406
Class N                                                                                                2,282,228               --
Class Y                                                                                                   51,082               --
                                                                                                     -------------------------------
                                                                                                       7,802,180        1,440,824

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

Total increase                                                                                         7,100,743        1,449,937
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                    1,553,937          104,000 2
                                                                                                     -------------------------------
End of period (including accumulated net investment income of $4,142 and
$2,205,respectively)                                                                                 $ 8,654,680      $ 1,553,937
                                                                                                     ===============================

1. For the period from December 15,2006 (commencement of operations) to February 28, 2007.

2. Reflects the value of the Manager's initial seed money investment on August 21, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      24 | OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                YEAR ENDED    PERIOD ENDED
                                                                                              FEBRUARY 29,    FEBRUARY 28,
CLASS A                                                                                               2008          2007 1
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------

Net asset value,beginning of period                                                                $ 10.09         $ 10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                                                .19             .02
Net realized and unrealized gain (loss)                                                               (.34)            .07
                                                                                                   ---------------------------
Total from investment operations                                                                      (.15)            .09
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                  (.32)             --
Distributions from net realized gain                                                                  (.01)             --
                                                                                                   ---------------------------
Total dividends and/or distributions to shareholders                                                  (.33)             --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,end of period                                                                      $  9.61         $ 10.09
                                                                                                   ===========================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN,AT NET ASSET VALUE 3                                                                    (1.77)%          0.90%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------

Net assets,end of period (in thousands)                                                            $ 4,056         $ 1,407
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                  $ 3,363         $ 1,164
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                                                 1.84%           0.75%
Total expenses 5                                                                                      1.53%           8.49% 6
Expenses after payments,waivers and/or reimbursements
and reduction to custodian expenses                                                                   0.91%           0.90%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                 38%              0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

       Year Ended February 29, 2008       2.12%
       Period Ended February 28, 2007     9.09%

6. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      25 | OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

                                                                                                YEAR ENDED    PERIOD ENDED
                                                                                              FEBRUARY 29,    FEBRUARY 28,
CLASS B                                                                                               2008         2007 1
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $ 10.08         $ 10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                                                                         .18              -- 3
Net realized and unrealized gain (loss)                                                               (.42)            .08
                                                                                                   ---------------------------
Total from investment operations                                                                      (.24)            .08
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                                  (.26)             --
Distributions from net realized gain                                                                  (.01)             --
                                                                                                   ---------------------------
Total dividends and/or distributions to shareholders                                                  (.27)             --
------------------------------------------------------------------------------------------------------------------------------
Net asset value,end of period                                                                      $  9.57         $ 10.08
                                                                                                   ===========================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN,AT NET ASSET VALUE 4                                                                    (2.60)%          0.80%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------

Net assets,end of period (in thousands)                                                            $   892           $  11
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                                  $   356           $   4
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                                                                          1.78%          (0.07)%
Total expenses 6                                                                                      2.65%           82.86% 7
Expenses after payments,waivers and/or reimbursements
and reduction to custodian expenses                                                                   1.65%            1.54%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                 38%               0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses paid including all underlying fund expenses were as follows:

       Year Ended February 29, 2008       3.24%
       Period Ended February 28, 2007    83.46%

7. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      26 | OPPENHEIMER TRANSITION 2010 FUND

                                                                  YEAR ENDED   PERIOD ENDED
                                                                FEBRUARY 29,   FEBRUARY 28,
CLASS C                                                                 2008           2007 1
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    10.08     $    10.00
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                                          .22           (.01)
Net realized and unrealized gain (loss)                                (.46)           .09
                                                                -----------------------------
Total from investment operations                                       (.24)           .08
---------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   (.27)           --
Distributions from net realized gain                                   (.01)           --
                                                                -----------------------------
Total dividends and/or distributions to shareholders                   (.28)           --
---------------------------------------------------------------------------------------------
Net asset value, end of period                                   $     9.56     $    10.08
                                                                =============================

---------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                   (2.61)%          0.80%

---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $    1,585     $     134
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $      713     $      55
---------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                           2.12%         (0.24)%
Total expenses 5                                                       2.35%         24.30% 6
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                                    1.61%          1.65%
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  38%             0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

        Year Ended February 29, 2008                   2.94%
        Period Ended February 28, 2007                24.90%

6. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       27 | OPPENHEIMER TRANSITION 2010 FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

                                                                  YEAR ENDED   PERIOD ENDED
                                                                FEBRUARY 29,   FEBRUARY 28,
CLASS N                                                                 2008         2007 1
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $    10.09     $     10.00
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                 .27             .01
Net realized and unrealized gain (loss)                                (.46)            .08
                                                                ------------------------------
Total from investment operations                                       (.19)            .09
----------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   (.28)            --
Distributions from net realized gain                                   (.01)            --
                                                                ------------------------------
Total dividends and/or distributions to shareholders                   (.29)            --
----------------------------------------------------------------------------------------------
Net asset value, end of period                                   $     9.61     $     10.09
                                                                ==============================

----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                    (2.15)%          0.90%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $    2,074     $         1
----------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $    1,090     $         1
----------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                  2.64%           0.53%
Total expenses 5                                                       1.28%         141.69% 6
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                                    1.15%           1.14%
----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  38%              0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:

        Year Ended February 29, 2008                   1.87%
        Period Ended February 28, 2007               142.29%

6. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      28 | OPPENHEIMER TRANSITION 2010 FUND


                                                                  YEAR ENDED   PERIOD ENDED
                                                                FEBRUARY 29,   FEBRUARY 28,
CLASS Y                                                                 2008          2007 1
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $     10.10    $    10.00
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                 .12            .02
Net realized and unrealized gain (loss)                                (.26)           .08
                                                                ------------------------------
Total from investment operations                                       (.14)           .10
----------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                   (.30)            --
Distributions from net realized gain                                   (.01)            --
                                                                ------------------------------
Total dividends and/or distributions to shareholders                   (.31)            --
----------------------------------------------------------------------------------------------
Net asset value, end of period                                   $      9.65    $    10.10
                                                                ==============================

----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                    (1.65)%         1.00%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $       48     $        1
----------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $       51     $        1
----------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                  1.16%           1.00%
Total expenses 5                                                       1.10%         140.80% 6
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                                    0.64%           0.49%
----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  38%              0%

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses paid including all underlying fund expenses were as follows:


        Year Ended February 29, 2008                        1.69%
        Period Ended February 28, 2007                    141.40%

6. The fiscal 2007 total expenses ratio is higher than the anticipated total expense ratio of the class for future years due to the Fund's limited operating history at February 28, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      29 | OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Transition 2010 Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return until the target retirement date included in its name and then seeks income and secondarily capital growth. The Fund is a special type of mutual fund known as a "fund of funds" because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target weighted allocation in Class A or Class Y shares of other Oppenheimer funds (the "Underlying Funds"). The Fund's investment adviser is Oppenheimer Funds, Inc. (the "Manager").

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC"). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.


--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of each class of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P. M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day. To determine net asset values, the Underlying Fund's assets are valued primarily on the basis of current market quotations. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Underlying Fund's Board of Trustees. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

                      30 | OPPENHEIMER TRANSITION 2010 FUND

--------------------------------------------------------------------------------
RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required, however, during the year ended February 29, 2008, the Fund paid federal excise tax of $38. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                BASED ON COST OF
                                                            SECURITIES AND OTHER
UNDISTRIBUTED NET     UNDISTRIBUTED   ACCUMULATED LOSS   INVESTMENTS FOR FEDERAL
INVESTMENT INCOME    LONG-TERM GAIN       CARRYFORWARD       INCOME TAX PURPOSES
--------------------------------------------------------------------------------
$   7,584                $   98,971             $   --               $   829,567

                      31 | OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for February 29, 2008. Net assets of the Fund were unaffected by the reclassifications.

                                                         REDUCTION TO
                                     REDUCTION TO         ACCUMULATED
                                      ACCUMULATED        NET REALIZED
            INCREASE TO            NET INVESTMENT             GAIN ON
            PAID-IN CAPITAL                  LOSS       INVESTMENTS 1
            ---------------------------------------------------------
                  $  31,106            $  100,396          $  131,502

1. $ 31,165, including $30,121 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the year ended February 29, 2008 and the period ended February 28, 2007 was as follows:

                                              YEAR ENDED       PERIOD ENDED
                                       FEBRUARY 29, 2008  FEBRUARY 28, 2007
            ---------------------------------------------------------------
            Distributions paid from:
            Ordinary income                   $  215,020             $   --

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 29, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities        $   9,747,356
                                                  =============
            Gross unrealized appreciation         $      90,241
            Gross unrealized depreciation              (919,808)
                                                  -------------
            Net unrealized depreciation           $    (829,567)
                                                  =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution

                      32 | OPPENHEIMER TRANSITION 2010 FUND
method with respect to their benefits under the Plan. During the year ended February 29, 2008, the Fund's projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

            Projected Benefit Obligations Increased              $   8
            Payments Made to Retired Trustees                       14
            Accumulated Liability as of February 29, 2008           --

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

                      33 | OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED FEBRUARY 29, 2008  PERIOD ENDED FEBRUARY 28, 2007 1,2
                                    SHARES             AMOUNT        SHARES                AMOUNT
-------------------------------------------------------------------------------------------------
CLASS A
Sold                               445,600    $     4,654,718       129,806          $  1,301,950
Dividends and/or
distributions reinvested            10,553            109,237            --                    --
Redeemed                          (173,368)        (1,830,107)         (439)               (4,532)
                                 ----------------------------------------------------------------
Net increase                       282,785    $     2,933,848       129,367          $  1,297,418
                                 ================================================================

-------------------------------------------------------------------------------------------------
CLASS B
Sold                                92,823    $       951,870           984          $     10,000
Dividends and/or
distributions reinvested             1,386             14,307            --                    --
Redeemed                            (2,097)           (21,319)           --                    --
                                 ----------------------------------------------------------------
Net increase                        92,112    $       944,858           984          $     10,000
                                 ================================================================

-------------------------------------------------------------------------------------------------
CLASS C
Sold                               169,316    $     1,755,506        13,207          $    133,406
Dividends and/or
distributions reinvested             3,327             34,304            --                    --
Redeemed                           (20,269)          (199,646)           --                    --
                                 ----------------------------------------------------------------
Net increase                       152,374    $     1,590,164        13,207          $    133,406
                                 ================================================================

                      34 | OPPENHEIMER TRANSITION 2010 FUND


                                 YEAR ENDED FEBRUARY 29, 2008  PERIOD ENDED FEBRUARY 28, 2007 1,2
                                 SHARES                AMOUNT        SHARES                AMOUNT
-------------------------------------------------------------------------------------------------
CLASS N
Sold                               273,342       $  2,885,165            --                 $  --
Dividends and/or
distributions reinvested             4,613             47,795            --                    --
Redeemed                           (62,297)          (650,732)           --                    --
                                 ----------------------------------------------------------------
Net increase                       215,658       $  2,282,228            --                 $  --
                                 ================================================================

-------------------------------------------------------------------------------------------------
CLASS Y
Sold                                10,103       $    105,064            --                 $  --
Dividends and/or
distributions reinvested               133              1,386            --                    --
Redeemed                            (5,303)           (55,368)           --                    --
                                 ----------------------------------------------------------------
Net increase                         4,933       $     51,082            --                 $  --
                                 ================================================================

1. For the period from December 15, 2006 (commencement of operations) to February 28, 2007.

2. The Fund sold 10,000 shares of Class A at a value of $100,000 and 100 shares each of Class B, Class C, Class N and Class Y at a value of $1,000, respectively, to the Manager upon seeding of the Fund on August 21, 2006.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended February 29, 2008, were as follows:

                                                          PURCHASES       SALES
                ----------------------------------------------------------------
                Investment securities                   $ 9,791,482  $ 2,077,149

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds. The weighted indirect management fees collected from the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended February 29, 2008 was 0.54%.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended February 29, 2008, the Fund paid $4,588 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
OFFERING AND ORGANIZATIONAL COSTS. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

                      35 | OPPENHEIMER TRANSITION 2010 FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan (the "Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans (the "Plans") for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the Plans at December 31, 2007 for Class B, Class C and Class N shares were $12,707, $12,169 and $13,516, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                      36 | OPPENHEIMER TRANSITION 2010 FUND

                                                CLASS A         CLASS B         CLASS C          CLASS N
                                             CONTINGENT      CONTINGENT      CONTINGENT       CONTINGENT
                               CLASS A   DEFERRED SALES  DEFERRED SALES  DEFERRED SALES   DEFERRED SALES
                       FRONT-END SALES          CHARGES         CHARGES         CHARGES          CHARGES
                      CHARGES RETAINED      RETAINED BY     RETAINED BY     RETAINED BY      RETAINED BY
YEAR ENDED              BY DISTRIBUTOR      DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR      DISTRIBUTOR
---------------------------------------------------------------------------------------------------------
February 29, 2008           $   27,484           $   --          $   66         $   408           $   85
---------------------------------------------------------------------------------------------------------

WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.50%, 2.25%, 2.25%, 1.75% and 1.25%, for Class A, Class B, Class C, Class N and Class Y, respectively. During the year ended February 29, 2008, the Manager reimbursed the Fund $20,727, $3,468, $5,337, $1,370 and $234 for the Class A, Class B,
Class C, Class N and Class Y shares, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended February 29, 2008, OFI waived $65 for Class B shares. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended February 29, 2008, the Manager waived $45 for IMMF management fees.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of February 29, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                      37 | OPPENHEIMER TRANSITION 2010 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER TRANSITION 2010 FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Transition 2010 Fund, including the statement of investments, as of February 29, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and Transfer Agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Transition 2010 Fund as of February 29, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 15, 2006 (commencement of operations) to February 28, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
April 18, 2008

                      38 | OPPENHEIMER TRANSITION 2010 FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended February 29, 2008 which are not designated as capital gain distributions should be multiplied by 22.73% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended February 29, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $68,410 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended February 29, 2008, $532 or 0.25% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $8,299 or 100% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                      39 | OPPENHEIMER TRANSITION 2010 FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund and each underlying fund have adopted Portfolio Proxy Voting Policies and Procedures under which the Fund and each underlying fund votes proxies relating to securities ("portfolio proxies") held. A description of the Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund and each underlying fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      40 | OPPENHEIMER TRANSITION 2010 FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE      TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE
                                  FUND COMPLEX CURRENTLY OVERSEEN

INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S.
TRUSTEES                          TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE
                                  SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund)
Chairman of the Board of          (September 1995-December 2007); Director of Special Value
Trustees (since 2007) and         Opportunities Fund, LLC (registered investment company)
Trustee (since 2006)              (affiliate of the Manager's parent company) (since September
Age: 65                           2004); Chairman (since August 2007) and Trustee (since August
                                  1991) of the Board of Trustees of The Jackson Laboratory (non-profit);
                                  Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial
                                  Investment Management Advisory Council (insurance) (2004-2007); Special
                                  Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 67 portfolios in the
                                  OppenheimerFunds complex.

DAVID K. DOWNES,                  Independent Chairman GSK Employee Benefit Trust (since April
Trustee (since 2007)              2006); Director of Correctnet (since January 2006); Trustee of
Age: 68                           Employee Trusts (since January 2006); President, Chief
                                  Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital
                                  Group (information technology company) (since October 2003); Independent
                                  Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community
                                  Reinvestment Act Qualified Investment Fund (investment management company)
                                  (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln
                                  National Investment Companies, Inc. (subsidiary of Lincoln National
                                  Corporation, a publicly traded company) and Delaware Investments
                                  U.S., Inc. (investment management subsidiary of Lincoln National
                                  Corporation) (1993-2003); President, Chief Executive Officer and Trustee of
                                  Delaware Investment Family of Funds (1993-2003); President and Board
                                  Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln
                                  National Income Funds, TDC (1993-2003); Chairman and Chief
                                  Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments
                                  U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware
                                  Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief
                                  Financial Officer, Vice Chairman and Director of Equitable Capital
                                  Management Corporation (investment subsidiary of Equitable Life Assurance
                                  Society) (1985-1992); Corporate Controller of Merrill Lynch & Company
                                  (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate
                                  Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of
                                  Corporate Taxes (1969-1972); held the following positions at Price
                                  Waterhouse & Company (financial services firm): Tax Manager
                                  (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965);
                                  United States Marine Corps (1957-1959). Oversees 67 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy
Trustee (since 2006)              research foundation) (since 2005); Director of ICI Education
Age: 67                           Foundation (education foundation) (October 1991-August 2006);
                                  President of the Investment Company Institute (trade association) (October
                                  1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 57 portfolios in the
                                  OppenheimerFunds complex.

                      41 | OPPENHEIMER TRANSITION 2010 FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------


ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 67
Trustee (since 2006)              portfolios in the OppenheimerFunds complex.
Age: 74

PHILLIP A. GRIFFITHS,             Fellow of the Carnegie Corporation (since 2007); Distinguished
Trustee (since 2006)              Presidential Fellow for International Affairs (since 2002) and
Age: 69                           Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W.
                                  Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999);
                                  Member of the American Philosophical Society (since 1996); Trustee of
                                  Woodward Academy (since 1983); Foreign Associate of Third World Academy of
                                  Sciences; Director of the Institute for Advanced Study (1991-2004); Director of
                                  Bankers Trust New York Corporation (1994-1999); Provost at Duke University
                                  (1983-1991). Oversees 57 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of International House (not-for-profit) (since June
Trustee (since 2006)              2007); Trustee of the American Symphony Orchestra
Age: 65                           (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company)
                                  (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Managing Director of Public Capital Advisors, LLC (privately held
Trustee (since 2006)              financial advisor) (since January 2006); Managing Director of
Age: 55                           Carmona Motley, Inc. (privately-held financial advisor) (since
                                  January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc.
                                  (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of
                                  the Investment Committee of the Episcopal Church of America, Member of
                                  the Investment Committee and Board of Human Rights Watch and Member of the
                                  Investment Committee of Historic Hudson Valley. Oversees 57 portfolios in the
                                  OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman of RSR Partners (formerly "The Directorship Search
Trustee (since 2006)              Group, Inc.") (corporate governance consulting and executive
Age: 76                           recruiting) (since 1993); Life Trustee of International House
                                  (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital
                                  Association. Oversees 57 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of C-TASC (bio-statistics services) (since 2007);
Trustee (since 2006)              Director of the following medical device companies: Medintec
Age: 67                           (since 1992) and Cathco (since 1996); Director of Lakes
                                  Environmental Association (environmental protection organization) (since 1996);
                                  Member of the Investment Committee of the Associated Jewish Charities of
                                  Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-
                                  December 2001). Director of C-TASC (a privately-held bio-statistics company)
                                  (since May 2007). Oversees 57 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                    President of Wold Oil Properties, Inc. (oil and gas exploration
Trustee (since 2006)              and production company) (since 1994); Vice President of American
Age: 60                           Talc Company, Inc. (talc mining and milling) (since 1999);
                                  Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979);
                                  Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver
                                  Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of
                                  PacifiCorp. (electric utility) (1995-1999). Oversees 57 portfolios in the OppenheimerFunds complex.

                      42 | OPPENHEIMER TRANSITION 2010 FUND


----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND            THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225
OFFICER                           LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR.
                                  MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL
                                  HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER
                                  FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                  DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO
                                  HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager
President and Principal           (since June 2001); President of the Manager (September
Executive Officer and             2000-February 2007); President and director or trustee of other
Trustee (since 2006)              Oppenheimer funds; President and Director of Oppenheimer
Age: 58                           Acquisition Corp. ("OAC") (the Manager's parent holding company)
                                  and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds
                                  Distributor, Inc. (subsidiary of the Manager) (November 2001-December
                                  2006); Chairman and Director of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc. (transfer agent subsidiaries of the
                                  Manager) (since July 2001); President and Director of OppenheimerFunds
                                  Legacy Program (charitable trust program established by the Manager)
                                  (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                  Centennial Asset Management Corporation, Trinity Investment
                                  Management Corporation and Tremont Capital Management, Inc. (since
                                  November 2001), HarbourView Asset Management Corporation and OFI Private
                                  Investments, Inc. (since July 2001); President (since November 2001) and
                                  Director (since July 2001) of Oppenheimer Real Asset Management,
                                  Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                  Company (OAC's parent company) (since February 1997); Director of DLB
                                  Acquisition Corporation (holding company parent of Babson Capital
                                  Management LLC) (since June 1995); Chairman (since October 2007) and
                                  Member of the Investment Company Institute's Board of Governors (since
                                  October 2003). Oversees 106 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE             THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS
FUND                              FOLLOWS: FOR MESSRS. SCHADT, WEBMAN, WOLFGRUBER, LEAVY, ZACK,
                                  GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225
                                  LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS.
                                  VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S.
                                  TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER
                                  SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

RUDI W. SCHADT,                   Vice President, Director of Equity Analytics and Risk in
Vice President and Portfolio      Product Design and Risk Management of the Manager (since
Manager (since 2006)              February 2002). Prior to joining the Manager in February 2002,
Age: 50                           a Director and Senior Quantitative Analyst (2000-2001) at UBS
                                  Asset Management prior to which an Associate Director of Research (since
                                  June 1999) and Senior Researcher and Portfolio Manager (from June 1997) at
                                  State Street Global Advisors. An officer of 14 portfolios in the
                                  OppenheimerFunds complex.

DR. JERRY A. WEBMAN,              Chief Economist of the Manager (since 2006); Senior Vice
Vice President and Portfolio      President (since February 1996) and Senior Investment officer
Manager (since 2006)              and Director (since 1997) of the Manager's Fixed Income
Age: 58                           Investments; Senior Vice President (since May 1999) of
                                  HarbourView Asset Management Corporation. An officer of 11 portfolios in the OppenheimerFunds complex.

KURT WOLFGRUBER,                  Executive Vice President of the Manager (since March 2003) and
Vice President and Portfolio      Chief Investment Officer and Director of the Manager (since
Manager (since 2006)              July 2003). Director of HarbourView Asset Management
Age: 57                           Corporation and of OFI Institutional Asset Management, Inc.
                                  (since June 2003) and of Tremont Capital Management, Inc.
                                  (since October 2001). An officer of 11 portfolios in the
                                  OppenheimerFunds complex.

                      43 | OPPENHEIMER TRANSITION 2010 FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------


CHRISTOPHER LEAVY,                Director of Equities of the Manager (since January 2007); Senior
Vice President and Portfolio      Vice President of the Manager (since September 2000). Portfolio
Manager (since 2007)              manager of Morgan Stanley Dean Witter Investment Management
Age: 37                           (1997-September 2000). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the
Vice President and Chief          Manager (since March 2004); Chief Compliance Officer of
Compliance Officer                OppenheimerFunds Distributor, Inc., Centennial Asset Management
(since 2006)                      and Shareholder Services, Inc. (since March 2004); Vice
Age: 57                           President of OppenheimerFunds Distributor, Inc., Centennial
                                  Asset Management Corporation and Shareholder Services, Inc.
                                  (since June 1983); Former Vice President and Director of
                                  Internal Audit of the Manager (1997-February 2004). An officer of 106 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March
Treasurer and Principal           1999); Treasurer of the following: HarbourView Asset Management
Financial & Accounting            Corporation, Shareholder Financial Services, Inc., Shareholder
Officer (since 2006)              Services, Inc., Oppenheimer Real Asset Management, Inc. and
Age: 48                           Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
                                  Private Investments, Inc. (since March 2000), OppenheimerFunds International
                                  Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                  Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003);
                                  Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation
                                  (March 1999-October 2003) and OppenheimerFunds Legacy Program (April
                                  2000-June 2003). An officer of 106 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant
Assistant Treasurer               Vice President of the Manager (August 2002-February 2007);
(since 2004)                      Manager/Financial Product Accounting of the Manager (November
Age: 37                           1998-July 2002). An officer of 106 portfolios in the
                                  OppenheimerFunds complex.

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer               Director of Financial Reporting and Compliance of First Data
(since 2005)                      Corporation (April 2003-July 2004); Manager of Compliance of
Age: 38                           Berger Financial Group LLC (May 2001-March 2003). An officer of
                                  106 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General
Secretary (since 2006)            Counsel (since March 2002) of the Manager; General Counsel and
Age: 59                           Director of the Distributor (since December 2001); General
                                  Counsel of Centennial Asset Management Corporation (since December 2001);
                                  Senior Vice President and General Counsel of HarbourView Asset Management
                                  Corporation (since December 2001); Secretary and General Counsel of OAC
                                  (since November 2001); Assistant Secretary (since September 1997) and
                                  Director (since November 2001) of OppenheimerFunds International Ltd. and
                                  OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                  Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                  Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                  Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                                  (since November 2001); Vice President of OppenheimerFunds Legacy Program
                                  (since June 2003); Senior Vice President and General Counsel of OFI
                                  Institutional Asset Management, Inc. (since November 2001); Director of
                                  OppenheimerFunds International Distributor Limited (since December
                                  2003); Senior Vice President (May 1985-December 2003). An officer of 106 portfolios in the OppenheimerFunds complex.

                      44 | OPPENHEIMER TRANSITION 2010 FUND


LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May
Assistant Secretary               2004); First Vice President (April 2001-April 2004), Associate
(since 2006)                      General Counsel (December 2000-April 2004) of UBS Financial
Age: 40                           Services, Inc. An officer of 106 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager
Assistant Secretary               (since September 2004); First Vice President (2000-September 2004),
(since 2006)                      Director (2000-September 2004) and Vice President (1998-2000) of
Age: 44                           Merrill Lynch Investment Management. An officer of 106 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant
Assistant Secretary               Secretary (since October 2003) of the Manager; Vice President
(since 2006)                      (since 1999) and Assistant Secretary (since October 2003) of the
Age: 42                           Distributor; Assistant Secretary of Centennial Asset Management
                                  Corporation (since October 2003); Vice President and Assistant
                                  Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder
                                  Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 106 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.

                     45 | OPPENHEIMER TRANSITION 2010 FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $17,000 in fiscal 2008 and $16,500 in fiscal 2007.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and no such fees in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and no such fees in fiscal 2007 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

      No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/29/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Transition 2010 Fund

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 04/16/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 04/16/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 04/16/2008